Income Taxes (Details) - Schedule of Deferred Income Taxes Reflect the Net Tax Effects ¥ in Thousands, $ in Thousands	Jun. 30, 2024 CNY (¥)	Jun. 30, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Deferred tax assets:
Intra-group transaction	¥ 40,448	$ 5,566	¥ 32,051
Total deferred tax assets	40,448	5,566	32,051
Less: valuation allowance	(40,448)	(5,566)	(32,051)
Deferred tax assets, net